Acquisition of Business (Details) - Schedule of purchase price allocation $ in Thousands	Mar. 09, 2022 USD ($)
Schedule Of Purchase Price Allocation Abstract
Total acquisition price	$ 793
Recognized amounts of identifiable assets acquired:
Intangible assets, net	574	[1]
Net assets acquired	574
Goodwill	$ 219	[2]

[1]	The fair value adjustment estimate of identifiable intangible assets were determined using the “income approach”, which is a valuation technique that estimates the fair value of an assets based on market participants’ expectations of the cash flow an assets would generate over its remaining useful life.
[2]	As part of the purchase price allocation for the acquisition, the Company recorded goodwill in an amount of $219. Goodwill reflects the value or premium of the acquisition price in excess of the fair values assigned to specific tangible and intangible assets net of the fair value. The purchase price intrinsically recognizes the benefits of the broadened depth of new markets and management team and is primarily attributable to expected synergies (See also Note 8C).